UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2004

REMY INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-13683	35-1909253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2902 Enterprise Drive		46013
Anderson, Indiana		(Zip Code)
(Address of principal executive offices)

(765) 778-6499

(Registrant’s Telephone Number, Including Area Code)

DELCO REMY INTERNATIONAL, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Remy International, Inc. (the “Company”) today announced that representatives of the Company will be making a financial presentation on Thursday, October 7, 2004 at the Twelfth Annual Deutsche Bank Global High Yield Conference in Scottsdale, Arizona. A copy of the presentation will be available on the Company’s website at www.remyinc.com for approximately 14 days following the presentation.

The presentation includes Adjusted EBITDA, which is a non-GAAP measurement that consists of income (loss) from continuing operations before income taxes, minority interest, loss from unconsolidated joint ventures and cumulative effect of change in accounting principle, interest expense, depreciation and amortization, restructuring charges (credits) and special charges. A reconciliation of income (loss) from continuing operations before income taxes, minority interest, loss from unconsolidated joint ventures and cumulative effect of change in accounting principle to Adjusted EBITDA for the periods indicated is presented below. This reconciliation reflects the classification of Williams Technologies, Inc., JAX Reman, L.L.C. and Automatic Transmission International A/S as discontinued operations.

	For the Years Ended December 31,			Last Twelve Months 06/2004
	2001	2002	2003
	(unaudited, pro forma, dollars in millions)
Income (loss) from continuing operations before income taxes, minority interest, loss from unconsolidated joint ventures and cumulative effect of change in accounting principle	$(42)	$12	$(138)	$(95)
Interest expense	46	51	55	66
Depreciation and amortization	27	25	23	22
Restructuring charges (credits)	30	(4)	49	6
Special charges	30	—	118	118

Adjusted EBITDA	$91	$84	$107	$117

Adjusted EBITDA is provided for informational purposes only and should not be viewed as indicative of the Company’s actual or future results. The Company believes Adjusted EBITDA is a meaningful measure of performance that is commonly utilized in the industry to analyze operating performance, liquidity and entity valuation. Adjusted EBITDA does not represent and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure for determining operating performance or liquidity that is calculated in accordance with generally accepted accounting principles. Furthermore, Adjusted EBITDA, as calculated by the Company, may not be comparable to calculations of similarly titled measures by other companies.

Item 9.01. Financial Statements and Exhibits

(b)	Exhibits.

99.1	Selected unaudited pro forma financial information that the Company will present on Thursday, October 7, 2004 at the Twelfth Annual Deutsche Bank Global High Yield Conference in Scottsdale, Arizona.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2004	REMY INTERNATIONAL, INC. By: /S/ Rajesh K. Shah Name: Rajesh K. Shah Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Selected unaudited pro forma financial information that the Company will present on Thursday, October 7, 2004 at the Twelfth Annual Deutsche Bank Global High Yield Conference in Scottsdale, Arizona.